UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021 (May 27, 2021)

FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 Flowers Circle, Thomasville, GA	31757
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 226-9110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 27, 2021, Flowers Foods, Inc. (the “Company”) held its Annual Meeting of Shareholders in Thomasville, Georgia for the following purposes and with the following voting results:

(1)	To elect twelve nominees as directors of the Company, each to serve for a term of one year until the Company’s 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”):

Directors:	For	Against	Abstain	Broker Non-Votes
George E. Deese	174,467,811	2,110,160	144,578	19,644,484
Edward J. Casey, Jr.	173,860,565	443,341	2,418,643	19,644,484
Thomas C. Chubb, III	173,857,486	1,202,635	1,662,428	19,644,484
Rhonda Gass	175,138,749	605,198	978,602	19,644,484
Benjamin H. Griswold, IV	168,144,265	8,040,058	538,226	19,644,484
Margaret G. Lewis	171,411,704	3,109,944	2,200,901	19,644,484
W. Jameson McFadden	174,118,651	960,917	1,642,981	19,644,484
A. Ryals McMullian	175,570,725	937,478	214,346	19,644,484
James T. Spear	175,851,468	435,547	435,534	19,644,484
Melvin T. Stith, Ph.D.	172,742,323	3,763,071	217,155	19,644,484
Terry S. Thomas	173,666,904	692,171	2,363,474	19,644,484
C. Martin Wood III	173,795,116	2,745,983	181,450	19,644,484

(2)	To hold an advisory vote on the compensation of the Company’s named executive officers:

For	173,411,671
Against	2,300,701
Abstain	1,010,177
Broker Non-Votes	19,644,484

(3)	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 1, 2022:

For	192,311,597
Against	3,882,081
Abstain	173,355
Broker Non-Votes	0

(4)	To hold a vote on a shareholder proposal regarding political contribution disclosure:

For	64,842,505
Against	105,479,648
Abstain	6,400,396
Broker Non-Votes	19,644,484

With respect to Proposal 1, each of the nominees for director received a majority of votes cast in the election of directors, and each was elected to serve for a term of one year until the 2022 Annual Meeting.

With respect to Proposals 2 and 3, the votes cast within the voting group favoring each proposal exceeded the votes cast opposing each proposal and therefore passed. The votes cast within the voting group favoring Proposal 4 did not exceed the votes cast opposing Proposal 4 and therefore Proposal 4 was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.

By:	/s/ R. Steve Kinsey
Name:	R. Steve Kinsey
Title:	Chief Financial Officer and Chief Accounting Officer

Date: June 2, 2021